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                                                                   Exhibit 10.15
                               Security Agreement
                                 (PA Equipment)

     THIS SECURITY AGREEMENT ("Security Agreement") is made the 12/th/ day of May, 2003, between Professional Veterinary Products, Ltd., a Nebraska corporation ("Debtor") and U.S. Bank National Association, a national banking association ("Secured Party").

     This Security Agreement is entered into with respect a certain term loan (the "Term Loan") to be made by Secured Party to Debtor pursuant to an Amended and Restated Loan Agreement (the "Loan Agreement") dated the same date as this Security Agreement by and among Debtor, ProConn, LLC, Exact Logistics, LLC and Secured Party.

     Secured Party and Debtor agree as follows:

1.   Definitions.

     1.1 "Collateral". The collateral shall consist of certain Equipment of Debtor more particularly described on Exhibit A, attached hereto and by this referenced specifically incorporated herein, wherever located, and now owned or hereafter acquired and, to the extent not listed above as original collateral, proceeds and products of the foregoing.

     1.2   "Obligations." This Security Agreement secures the following:

           a. Debtor's obligations under the Term Loan, the Loan Agreement, and this Security Agreement;
           b. all of Debtor's other present and future obligations to Secured Party;
           c. the repayment of (i) any amounts that Secured Party may advance or spend for the maintenance or preservation of the Collateral, and (ii) any other expenditures that Secured Party may make under the provisions of this Security Agreement or for the benefit of Debtor;
           d. all amounts owed under any modifications, renewals or extensions of any of the foregoing obligations;
           e. all other amounts now or in the future owed by Debtor to Secured Party; and
           f. any of the foregoing that arises after the filing by or against Debtor under the Bankruptcy Code, even if the obligations due not accrue because of the automatic stay under the Bankruptcy Code
               Section 362 or otherwise.

This Security Agreement does not secure any obligation described above which is secured by a consensual lien on real property.

     1.3 "UCC." Any term used in the Uniform Commercial Code ("UCC") and not defined in this Security Agreement has the meaning given to the term in the UCC.

2.   Grant of Security Interest.

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     Debtor grants a security interest in the Collateral to Secured Party to secure the payment or performance of the Obligations.

3.   Perfection of Security Interests.

     3.1   Filing of financing statement.

           a. Debtor authorizes Secured Party to file a financing statement (the "Financing Statement") describing the Collateral.
           b. Debtor also authorizes Secured Party to file a Financing Statement describing any agricultural liens or other statutory liens held by Secured Party.
           c. Secured Party shall receive prior to the Closing an official report from the Secretary of State of each Collateral State, Chief Executive Office State, and the Debtor State (each as defined below) (the "SOS Reports") indicating that Secured Party's security interest is prior to all other security interests or other interests reflected in the report.

     3.2   Possession.

           a. Debtor shall have possession of the Collateral, except where expressly otherwise provided in this Security Agreement or where Secured Party chooses to perfect its security interest by possession in addition to the filing of a Financing Statement.
           b. Where Collateral is in the possession of a third party, Debtor will join with the Secured Party in notifying the third party of Secured Party's security interest and obtaining an acknowledgement from the third party that it is holding the collateral for the benefit of Secured Party.

     3.3 Control. Debtor will cooperate with Secured Party in obtaining control with respect to Collateral consisting of:

           a.  Deposit accounts;
           b.  Investment Property;
           c.  Letter-of-credit rights; and
           d.  Electronic chattel paper.

     3.4 Marking of Chattel Paper. Debtor will not create any Chattel Paper without placing a legend on the Chattel Paper acceptable to Secured Party indicating that Secured Party has a security interest in the Chattel Paper.

4.   Post-Closing Covenants and Rights Concerning the Collateral.

     4.1 Inspection. The parties to this Security Agreement may inspect any Collateral in the other party's possession, at any time upon reasonable notice.

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     4.2   Personal Property. The Collateral shall remain personal property at all times. Debtor shall not affix any of the Collateral to any real property in any manner which would change its nature from that of personal property to real property or to a fixture.

     4.3 Secured Party's Collection Rights. Secured Party shall have the right upon the occurrence of an Event of Default to enforce Debtor's rights against the account debtors and obligors.

     4.4   Limitations on Obligations Concerning Maintenance of Collateral.

           a.  Risk of Loss. Debtor has the risk of loss of the Collateral.
           b. No Collection Obligation. Secured Party has no duty to collect any income accruing on the Collateral or to preserve any rights relating to the Collateral.

     4.5 No Disposition of Collateral. Secured Party does not authorize and Debtor agrees not to:

           a.  make any sales or leases of any of the Collateral;
           b.  license any of the Collateral; or
           c.  grant any other security interest in any of the Collateral.

     4.6 Purchase Money Security Interests. To the extent Debtor uses the Term Loan to purchase Collateral, Debtor's repayment of the Term Loan shall apply on a "first-in-first-out" basis so that the portion of the Term Loan used to purchase a particular item of Collateral shall be paid in the chronological order the Debtor purchased the Collateral.

5.   Debtor's Representations and Warranties.

     Debtor warrants and represents that:

     5.1 Title to and transfer of Collateral. It has rights in or the power to transfer the Collateral and its title to the Collateral is free of all adverse claims, liens, security interests and restrictions on transfer or pledge except as created by this Security Agreement.

     5.2 Location of Collateral. All Collateral consisting of goods is located solely in the States (the "Collateral States") listed in Exhibit B.

     5.3   Location, State of Incorporation and Name of Debtor. Debtor's:

           a. chief executive office is located in the State (the "Chief Executive Office State") identified in Exhibit B;
           b. state of incorporation is the State (the "Debtor State") identified in Exhibit B; and
           c. exact legal name is as set forth in the first paragraph of this Security Agreement.

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6.   Debtor's Covenants.

     Until the Obligations are paid in full, Debtor agrees that it will:

     6.1 preserve its corporate existence and not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets;

     6.2   not change the state where it is located; and

     6.3 not change its corporate name without providing Secured Party with 30 days' prior written notice.

7.   Events of Default.

     The occurrence of any of the following shall, at the option of Secured Party, be an Event of Default:

     7.1 Any default, Event of Default (as defined) by Debtor under the Loan Agreement, the other Collateral Agreements or any of the other Obligations;

     7.2 Debtor's failure to comply with any of the provisions of, or the incorrectness of any representation or warranty contained in, this Security Agreement, the Note, the Term Loan Agreement or in any of the other Obligations;

     7.3 Transfer or disposition of any of the Collateral, except as expressly permitted by this Security Agreement;

     7.4   Attachment, execution or levy on any of the Collateral;

     7.5 Debtor voluntarily or involuntarily becoming subject to any proceeding under (a) the Bankruptcy Code, or (b) any similar remedy under state statutory or common law; provided, however, an involuntary proceeding shall not be an Event of Default if Debtor shall cause such proceeding to be dismissed within sixty (60) days after commencement, but in any event prior to the entry of an order, judgment or decree approving such proceeding;

     7.6 Debtor shall fail to comply with, or become subject to any administrative or judicial proceeding under any federal, state or local (a) hazardous waste or environmental law, (b) asset forfeiture or similar law which can result in the forfeiture of property, or (c) other law, where noncompliance may have any significant effect on the Collateral; or

     7.7 Secured Party shall receive at any time following the Closing an SOS Report indicating that Secured Party's security interest is not prior to all other security interests or other interests reflected in the report.

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8.   Default Costs. Should an Event of Default occur, Debtor will pay to Secured
Party all costs reasonably incurred by the Secured Party for the purpose of enforcing its rights hereunder, including:

           a.  costs of foreclosure;
           b.  costs of obtaining money damages; and
           c. a reasonable fee for the services of attorneys employed by Secured Party for any purpose related to this Security Agreement or the Obligations, including consultation, drafting documents, sending notices or instituting, prosecuting or defending litigation or arbitration.

9.   Remedies Upon Default.

           9.1 General. Upon any Event of Default, Secured Party may pursue any remedy available at law (including those available under the provisions of the UCC), or in equity to collect, enforce or satisfy any Obligations then owing, whether by acceleration or otherwise.

           9.2 Conformer Remedies. Upon any Event of Default, Secured Party shall have the right to pursue any of the following remedies separately, successively or simultaneously:

           a. File suit and obtain judgment and, in conjunction with any action, Secured Party may seek any ancillary remedies provided by law, including levy of attachment and garnishment.
           b. Take possession of any Collateral if not already in its possession without demand and without legal process. Upon Secured Party's demand, Debtor will assemble and make the Collateral available to Secured Party as they direct. Debtor grants to Secured Party the right, for this purpose, to enter into or on any premises where Collateral may be located.
           c. Without taking possession, sell, lease or otherwise dispose of the Collateral at public or private sale in accordance with the UCC.

10.  Foreclosure Procedures.

     10.1 No Waiver. No delay or omission by Secured Party to exercise any right or remedy accruing upon any Event of Default shall: (a) impair any right or remedy, (b) waive any default or operate as an acquiescence to the Event of Default, or (c) affect any subsequent default of the same or of a different nature.

     10.2 Notices. Secured Party shall give Debtor such notice of any private or public sale as may be required by the UCC.

     10.3 Condition of Collateral. Secured Party has no obligation to clean up or otherwise prepare the Collateral for sale.

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     10.4  No Obligation to Pursue Others. Secured Party has no obligation to attempt to satisfy the Obligations by collecting them from any other person liable for them and Secured Party may release, modify or waive any Collateral provided by any other person to secure any of the Obligations, all without affecting Secured Party's rights against Debtor. Debtor waives any right it may have to require Secured Party to pursue any third persons for any of the Obligations.

     10.5 Compliance With Other Laws. Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

     10.6 Warranties. Secured Party may sell the Collateral without giving any warranties as to the Collateral. Secured Party may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

     10.7. Sales on Credit. If Secured Party sells any of the Collateral upon credit, Debtor will be credited only with payments actually made by the Purchaser, received by Secured Party and applied to the indebtedness of the Purchaser. In the event the Purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Debtor shall be credited with the proceeds of the sale.

     10.8 Purchases by Secured Party. In the event Secured Party purchases any of the Collateral being sold, Secured Party may pay for the Collateral by crediting some or all of the Obligations of the Debtor.

     10.9 No Marshaling. Secured Party shall have no obligation to marshal any assets in favor of Debtor, or against or in payment of:

           a.  the Note;
           b.  any of the other Obligations; or
           c. any other obligation owed to Secured Party by Debtor or any other person.

11.  Miscellaneous.

     11.1  Assignment.

           a. Binds Assignees. This Security Agreement shall bind and shall inure to the benefit of the heirs, legatees, executors, administrators, successors and assigns of Secured Party and shall bind all persons who become bound as a debtor to this Security Agreement.
           b. No Assignments by Debtor. Secured Party does not consent to any assignment by Debtor except as expressly provided in this Security Agreement.
           c. Secured Party Assignments. Secured Party may assign its rights and interests under this Security Agreement. If an assignment is made, Debtor

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               shall render performance under this Security Agreement to the assignee. Debtor waives and will not assert against any assignee any claims, defenses or set-offs which Debtor could assert against Secured Party except defenses which cannot be waived.

     11.2 Severability. Should any provision of this Security Agreement be found to be void, invalid or unenforceable by a court or panel of arbitrators of competent jurisdiction, that finding shall not affect the provisions found to be void, invalid or unenforceable and shall not affect the remaining provisions of this Security Agreement.

     11.3 Notices. Any notices required by this Security Agreement shall be deemed to be delivered when a record has been (a) deposited in any United States postal box if postage is prepaid, and the notice properly addressed to the intended recipient, (b) received by telecopy, (c) received through the Internet, and (d) when personally delivered.

     11.4 Headings. Sections headings used in this Security Agreement are for convenience only. They are not a part of this Security Agreement and shall not be used in construing it.

     11.5 Governing Law. This Security Agreement is being executed and delivered and is intended to be performed in the State of Nebraska and shall be construed and enforced in accordance with the laws of the State of Nebraska, except to the extent that UCC provides for the application of the law of the Debtor States.

     11.6  Rules of Construction.

           a. No reference to "proceeds" in this Security Agreement authorizes any sale, transfer, or other disposition of the Collateral by the Debtor.
           b.  "Includes" and "including" are not limited.
           c.  "Or" is not exclusive.
           d.  "All" includes "any" and "any" includes "all."

     11.7  Integration and Modifications.

           a. This Security Agreement is the entire agreement of the Debtor and secured Party concerning its subject matter.
           b. Any modification to this Security Agreement must be made in writing and signed by the party adversely affected.

     11.8 Waiver. Any party to this Security Agreement may waive the enforcement of any provision to the extent the provision is for its benefit.

     11.9 Further Assurances. Debtor agrees to execute any further documents, and to take any further actions, reasonably requested by Secured Party to evidence or perfect the security interest granted herein, to maintain the first priority of the security interests, or to effectuate the rights granted to Secured Party herein.

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     The parties have signed this Security Agreement as of the day and year first above written at Omaha, Nebraska.

"DEBTOR"                                  "SECURED PARTY"

Professional Veterinary Products, Ltd.,   U.S. Bank National Association, a
a Nebraska corporation                    national Banking association


By:  /s/ Dr. Lionel L. Reilly             By:  /s/ Donald L. Erikson
   ------------------------------------       ----------------------------------
   Dr. Lionel L. Reilly, its President    Name:  Donald L. Erikson
                                               ---------------------------------
                                          Title: Vice President
                                                --------------------------------


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                               SECURITY AGREEMENT
                               ------------------
                                    EXHIBIT A
                                    ---------

Collateral Description:

[To be provided.]



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                               SECURITY AGREEMENT
                               ------------------
                                    EXHIBIT B
                                    ---------

Collateral States: Pennsylvania

Chief Executive Office State: Nebraska

Debtor State: Nebraska



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